SPECTRA FUND


           SUPPLEMENT DATED DECEMBER 21, 1998 TO THE PROSPECTUS DATED
                FEBRUARY 27, 1998 AS SUPPLEMENTED ON MAY 18, 1998

The following supplements, and should be read in conjunction with, the Prospectus of the Fund:

     The address of the Fund and Fred Alger Management, Inc. (see front and back cover pages) has been changed from 75 Maiden Lane, New York, NY 10038 to:

One World Trade Center
Suite 9333
New York, NY 10048

Effective immediately, the Fund will no longer issue certificates, representing shares of the Fund. All newly-issued shares will be held in book-entry form only.

The section titled "Diversification" on page 3 of the prospectus is amended to read as follows:

"The Fund is classified as a "diversified" investment company under the Investment Company Act of 1940. A "diversified" investment company is required, with respect to 75% of its total assets, to limit its investment in any one issuer (other than the U.S. Government) to no more than 5% of the investment company's total assets. The Fund intends to continue to qualify as a "regulated investment company" under the Internal Revenue Code; one of the requirements for such qualification is a quarterly diversification test, applicable to 50%
(rather than 75%) of the Fund's assets, similar to the requirement stated above."


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                                  SPECTRA FUND

                    Supplement dated December 21, 1998 to the
           Statement of Additional Information dated February 27, 1998

The following supplements, and should be read in conjunction with, the Statement of Additional Information of the Fund:

     The address of the Fund, Fred Alger Management, Inc. and its officers and employees has been changed from 75 Maiden Lane, New York, NY 10038 to:

One World Trade Center
Suite 9333
New York, NY 10048

This change appears on the front cover page, in the last sentence of the paragraph titled "Trustees and Officers of the Fund" on page 9 and on the back cover page.